Exhibit 32.2

CERTIFICATION

I, Robert K. Reynolds, Chief Financial Officer, of LEINER HEALTH PRODUCTS Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)       The Quarterly Report on Form 10-Q of the Company for the quarter ended June 25, 2005, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2005

/s/ Robert K. Reynolds
Name: Robert K. Reynolds
Title: Chief Financial Officer